UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026
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ACCELERANT HOLDINGS
(Exact Name of Registrant as Specified in its Charter)
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Cayman Islands (State or Other Jurisdiction of Incorporation or Organization)	001-42765 (Commission File Number)	98-1753044 (I.R.S. Employer Identification Number)
Accelerant Holdings c/o Accelerant Re (Cayman) Ltd. Unit 106, Windward 3, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1108
1 (345) 743-4611
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common shares, $0.0000011951862 par value per share	ARX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
Accelerant Holdings (the “Company”), held its 2026 annual general meeting of shareholders (the “Annual General Meeting”) on May 12, 2026. As of March 13, 2026, the record date for the Annual General Meeting (the "Record Date"), there were 222,160,004 of our common shares issued and outstanding, composed of 116,757,858 Class A common shares, $0.0000011951862 par value per share ("Class A Common Shares"), and 105,402,146 Class B common shares, $0.0000011951862 par value per share ("Class B Common Shares"). In total, the Class A Common Shares and Class B Common Shares represented 1,170,779,318 eligible votes as of the Record Date. Each holder of our Class A Common Shares is entitled to one vote per share and each holder of our Class B Common Shares is entitled to ten votes per share on all matters submitted to a vote of the shareholders.
The holders of 1,116,514,489 votes, or 95.4% of the voting power entitled to vote at the Annual General Meeting, consisting of Class A Common Shares and Class B Common Shares, were present in person or were represented by valid proxies at the Annual General Meeting.
The Company’s shareholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement (the "Proxy Statement") filed with the U.S. Securities and Exchange Commission on March 30, 2026: (i) to consider and vote upon the election of the three Class I directors named in the Proxy Statement, each to hold office for a three-year term expiring at the 2029 annual general meeting of shareholders (“Proposal 1”); and (ii) to consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”).

On Proposal 1, the election of Class I directors, based on the final Annual General Meeting voting results, the Company's shareholders cast their votes as follows:

Class I Director Nominee	For	Against	Abstain	Broker Non-Votes
Karen Meriwether	1,070,028,740	12,480,413	48,560	33,956,776
Simon Wainwright	1,082,384,893	124,262	48,560	33,956,774
David Talach	1,082,383,726	124,427	49,562	33,956,774

On Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the final Annual General Meeting voting results, the Company's shareholders cast their votes as follows:

For	Against	Abstain
1,116,134,858	284,931	94,700
No other matters were submitted to or voted on by the Company’s shareholders at the Annual General Meeting.
Signature
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 12, 2026

ACCELERANT HOLDINGS

By:	/s/ Clifford R. Jenks
Clifford R. Jenks
General Counsel